Exhibit 10.5
Executed Version
Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.
AMENDMENT No. 6 TO LETTER AGREEMENT COM0270-15
This Amendment No.6 COM0389-20 (the "Amendment No. 6") dated as of December 04, 2020 is between Yaborã Indústria Aeronáutica S.A. (the assignee of Embraer S.A.)("Seller") and Aircastle Holding Corporation Limited ("Buyer"), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Letter Agreement COM0271-15 dated June 12, 2015 as amended from time to time (the "Letter Agreement").
All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Letter Agreement and in case of any conflict between this Amendment No. 6 and the Letter Agreement, this Amendment No. 6 shall control.
WHEREAS, [***]; and
WHEREAS, [***].
NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Seller and Buyer agree as follows:
1. [***].
2. REINSTATEMENT OF LETTER AGREEMENT
All other provisions and conditions of the referenced Letter Agreement, as well as its related Attachments, which are not specifically modified by this Amendment No. 6 shall remain in full force and effect without any change.
3. COUNTERPARTS
This Amendment No. 6 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the “same instrument and all of which when taken together shall constitute one and the same instrument.
This Amendment No. 6 may be signed by facsimile or email electronic signature with originals duly signed to follow by an internationally recognized courier.

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Exhibit 10.5
Executed Version

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 6 to be effective as of the date first written above.

YABORÃ INDÚSTRIA          AIRCASTLE HOLDING
AERONÁUTICA S.A.          CORPORATION LIMITED

By: /s/ Arjan Meijer By: /s/ Stephen Quinn
Name: Arjan Meijer Name: Stephen Quinn
Title: CEO Embraer Title: Director
Commercial Aviation

By: /s/ Marcelo Santiago
Name: Marcelo Santiago
Title: Vice President Contracts &
Asset Management

Place: São José dos Campos-SP Place: Stamford, CT
Brazil